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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 14, 2006

                               CRM HOLDINGS, LTD.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

             6331                                    Not Applicable
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    (Commission File Number)               (IRS Employer Identification No.)

   P.O. Box HM 2062, Hamilton HM HX, Bermuda
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    (Address of Principal Executive Offices)           (Zip Code)

                                 (441) 295-6689
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information contained in Item 2.01 is incorporated by reference into this
Item 1.01.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 14, 2006, CRM Holdings, Ltd. ("CRM Holdings" or the "Company") completed the previously announced acquisition (the "Acquisition") of privately-held Embarcadero Insurance Holdings, Inc. ("Embarcadero"), a California corporation, pursuant to the Stock Purchase Agreement (the "Agreement") dated September 8, 2006 made and entered into by and among CRM Holdings, CRM USA Holdings Inc. ("CRM USA Holdings"), a wholly-owned subsidiary of CRM Holdings, Embarcadero and all of the shareholders of Embarcadero, as listed on Schedule I of the Agreement. As a result of the Acquisition, Embarcadero became a wholly-owned subsidiary of CRM USA Holdings.

In connection with the closing of the Acquisition, on November 14, 2006 the parties entered into Amendment No. 1 to the Agreement (the "Amendment"), which, among other things, provides for a fixed purchase price of $45,617,241, equal to the net consolidated book value of Embarcadero as of September 30, 2006, plus $15,000 per day from October 1, 2006 through the date of closing. Pursuant to the Agreement, as amended by the Amendment, the Company acquired all of the outstanding shares of Embarcadero for $46,292,241 in cash. Of this aggregate purchase price, $4 million was deposited in escrow for up to 18 months following the closing to cover potential claims for breaches of certain representations, warranties and covenants, and an additional $3.2 million was deposited in escrow for five years to cover indemnification claims by CRM USA Holdings with respect to reserves for losses and loss adjustment expenses.

Embarcadero, through its wholly-owned subsidiary, Majestic Insurance Company ("Majestic"), writes workers' compensation insurance for medium to large size businesses. Majestic is a California domiciled insurance company licensed in fifteen states and presently operates in California, Arizona, Alaska, Nevada, Oregon and Washington. For the nine months ended September 30, 2006, Embarcadero reported revenues of $55,207,000 and net income of $5,506,000. For the year ended December 31, 2005, Embarcadero reported revenues of $77,012,000 and net income of $5,173,000.

Prior to the Acquisition, there were no material relationships, other than in respect of the Acquisition and the agreements entered into in connection therewith, between CRM Holdings and its affiliates, on the one hand, and Embarcadero and its affiliates, on the other hand. The Acquisition was the result of an arm's-length negotiated transaction by the parties.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed September 11, 2006, and the Amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K. The Agreement and the Amendment are incorporated herein by reference.

On November 14, 2006, CRM USA Holdings completed a private placement of an aggregate of $35,000,000 of trust preferred securities pursuant that certain Placement Agent Agreement dated as of November 14, 2006, among CRM USA Holdings Trust I, as issuer, (the "Trust"), CRM USA Holdings, the Company, and Cohen & Company, as placement agent. The placement occurred through a newly formed Delaware statutory trust subsidiary of CRM USA Holdings, the Trust. The trust preferred securities bear interest until December 15, 2011 at a fixed rate of 8.65%, and after such date, the interest rate will adjust quarterly at a fixed spread of 3.65% over three-month LIBOR. The trust preferred securities mature on December 15, 2036 and are redeemable at CRM USA Holdings' option beginning December 15, 2011 without a premium. The terms of the trust preferred securities, including without limitation, the terms related to the issuance and prepayment thereof, the payment, or deferral, of interest thereon and the events constituting an event of default thereunder, are set forth in that certain Amended and Restated Declaration of Trust, dated as of November 14, 2006, among CRM USA Holdings, the Company, the Trust, The Bank of New York Delaware, as Delaware trustee, The Bank of New York Trust Company, National Association, as institutional trustee, and the administrators named therein. The payments of distributions on and redemption or liquidation of the trust preferred securities are guaranteed by CRM USA Holdings and the Company pursuant to guarantee agreements dated as of November 14, 2006 with The Bank of New York Trust Company, National Association, as guarantee trustee.

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The proceeds from the sale of the trust preferred securities were used by the
Trust to purchase from CRM USA Holdings $35,000,000 in aggregate principal amount of junior subordinated debt securities (the "Debentures"). The Trust simultaneously issued common securities to CRM USA Holdings for consideration of $1,083,000, which amount was used to purchase additional Debentures. The Debentures are the sole assets of the Trust.

The Debentures were issued pursuant to an Indenture dated as of November 14, 2006 between CRM USA Holdings and The Bank of New York Trust Company, National Association, as trustee. Like the trust preferred securities, the Debentures will bear interest until December 15, 2011 at a fixed rate of 8.65%, and after such date, the interest rate will adjust quarterly at a fixed spread of 3.65% above three-month LIBOR. The interest payments on the Debentures will be used to pay the quarterly distributions payable by the Trust to the holders of the trust preferred securities. The Debentures may be redeemed at the option of CRM USA holdings beginning December 15, 2011. The payments of all amounts due on the Debentures are guaranteed by the Company pursuant to a guarantee agreement dated as of November 14, 2006, between the Company and the guarantee trustee.

The net proceeds to CRM USA Holdings from the sale of the Debentures to the Trust were used to fund the Acquisition.

The foregoing description of the terms of the trust preferred securities and the Debentures does not purport to be complete and is qualified in its entirety by reference to the Placement Agent Agreement, the Amended and Restated Declaration of Trust, the Indenture and the guarantees, copies of each of which are attached as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K. The Amended and Restated Declaration of Trust, the Indenture and the guarantees (including exhibits) are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure describing the issuance of the trust preferred securities and debentures contained in Item 2.01 is incorporated by reference into this Item 2.03.

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 14, 2006, CRM Holdings issued a press release announcing the completion of the Acquisition and the placement of the trust preferred securities. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, audited financial statements of Embarcadero will be filed by amendment to this Current Report on Form 8-K not later than 71 days following the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

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(d) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, pro forma financial statements of CRM Holdings giving effect to the acquisition of Embarcadero will be filed by amendment to this Current Report on Form 8-K not later than 71 days following the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(d) Exhibits.

The following exhibits are filed or furnished herewith:

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT
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1.1*           Placement Agent Agreement, dated November 14, 2006, among the
               Trust, CRM USA Holdings, CRM Holdings, and Cohen & Company, as placement agent.

2.1* Amendment No. 1, dated November 14, 2006, to the Stock Purchase Agreement dated September 8, 2006, by and among CRM Holdings, CRM USA Holdings, Inc., Embarcadero and all of the shareholders of Embarcadero, as listed on Schedule I of the Stock Purchase Agreement.

4.1 Amended and Restated Declaration of Trust, dated as of November 14, 2006, among CRM USA Holdings, CRM Holdings, the Trust, The Bank of New York Delaware, as Delaware trustee, The Bank of New York Trust Company, National Association, as institutional trustee, and the administrators named therein, including the form of trust preferred securities which is an exhibit thereto.

4.2 Indenture, dated as of November 14, 2006, between CRM USA Holdings and The Bank of New York Trust Company, National Association, as trustee, including the form of debenture which is an exhibit thereto.

4.3 Guarantee Agreement, dated as of November 14, 2006, between CRM Holdings and The Bank of New York Trust Company, National Association, as trustee.

4.4 Guarantee Agreement, dated as of November 14, 2006, between CRM USA Holdings and The Bank of New York Trust Company, National Association, as trustee.

99.1           Press release dated November 14, 2006

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* The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of regulation S-K but will be furnished to staff upon request.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CRM Holdings, Ltd.
                                                     (Registrant)


  November 14, 2006                                  /s/ Daniel G. Hickey, Jr.
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                                                     Daniel G. Hickey, Jr.
                                                     Co-Chief Executive Officer